UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2013

APPLE REIT TEN, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-54651	27-3218228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Ten, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated July 26, 2013 and filed (by the required date) on July 31, 2013 for the purpose of filing certain financial statements and information.  In accordance with Rule 12b-15 under the Securities and Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01.     Financial Statements and Exhibits.

a.           Financial statements of businesses acquired.

North Central Hotels Portfolio (6 Hotels) (Maple Grove Lodging Investors, LLC; Phoenix Southwest Lodging Investors I, LLC; Deer Valley Lodging Investors, LLC; Deer Valley Hotel Investors II, LLC; Omaha Downtown Lodging Investors III, LLC and Omaha Downtown Lodging Investors IV, LLC)

b.           Pro forma financial information.

The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to two separate recently purchased hotels.

Apple REIT Ten, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2013	26
Notes to Pro Forma Condensed Consolidated Balance Sheet	28
Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2012 and Six Months Ended June 30, 2013	29
Notes to Pro Forma Condensed Consolidated Statements of Operations	32

c.           Shell company transaction.

Not Applicable

d.           Exhibits.

None

INDEPENDENT AUDITORS' REPORT

Members and Managers
Maple Grove Lodging Investors, LLC; Phoenix Southwest Lodging Investors I, LLC; Deer Valley Lodging Investors, LLC; Deer Valley Hotel Investors II, LLC; Omaha Downtown Lodging Investors III, LLC; and Omaha Downtown Lodging Investors IV, LLC
Middleton, Wisconsin

Report on the Combined Financial Statements

We have audited the accompanying combined financial statements of Maple Grove Lodging Investors, LLC; Phoenix Southwest Lodging Investors I, LLC; Deer Valley Lodging Investors, LLC; Deer Valley Hotel Investors II, LLC; Omaha Downtown Lodging Investors III, LLC; and Omaha Downtown Lodging Investors IV, LLC, which comprise the combined balance sheet as of December 31, 2012, and the related combined statements of operations, comprehensive loss, members' equity (deficit) and cash flows for the year then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entities' preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entities' internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Members and Managers
Maple Grove Lodging Investors, LLC; Phoenix Southwest Lodging Investors I, LLC; Deer Valley Lodging Investors, LLC; Deer Valley Hotel Investors II, LLC; Omaha Downtown Lodging Investors III, LLC; and Omaha Downtown Lodging Investors IV, LLC

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Maple Grove Lodging Investors, LLC; Phoenix Southwest Lodging Investors I, LLC; Deer Valley Lodging Investors, LLC; Deer Valley Hotel Investors II, LLC; Omaha Downtown Lodging Investors III, LLC; and Omaha Downtown Lodging Investors IV, LLC as of December 31, 2012 and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Baker Tilly Virchow Krause, LLP

Madison, Wisconsin
August 12, 2013

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

COMBINED BALANCE SHEET
As of December 31, 2012

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,044,486
Cash reserves	2,568,352
Accounts receivable	223,923
Inventories	22,534
Prepaid expenses	130,750
Other current assets	4,515
Total Current Assets	3,994,560
PROPERTY AND EQUIPMENT, NET	60,890,426
OTHER ASSETS
Deferred costs, net	615,930
Intangible assets, net	211,053
Total Other Assets	826,983
TOTAL ASSETS	$65,711,969

LIABILITIES AND MEMBERS' DEFICIT

CURRENT LIABILITIES
Current maturities of long term debt	$2,494,861
Current maturities of notes payable - related parties	12,607,000
Accounts payable	420,709
Accrued expenses	770,616
Accrued property taxes	766,200
Total Current Liabilities	17,059,386
LONG-TERM LIABILITIES
Long-term debt	69,821,203
Notes payable - related parties	4,685,162
Total Long-Term Liabilities	74,506,365
Total Liabilities	91,565,751
MEMBERS' DEFICIT	(25,853,782)
TOTAL LIABILITIES AND MEMBERS' DEFICIT	$65,711,969

See accompanying notes to combined financial statements.

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

REVENUES
Rooms	$20,562,018
Food and beverage	1,052,709
Other	95,283
Total Revenues	21,710,010
COSTS AND EXPENSES
Rooms	1,935,333
Food and beverage	1,182,708
Advertising and marketing	1,585,819
General and administrative	5,212,440
Utilities	975,557
Repairs and maintenance	908,861
Franchise and management fees	1,628,100
Taxes, insurance, and other	1,430,115
Depreciation and amortization	6,261,821
Land lease	72,603
Total Costs and Expenses	21,193,357
Operating Income	516,653
OTHER INCOME (EXPENSES)
Interest expense	(4,062,399)
Interest income	7,415
Other expense	(31,632)
Loss on fixed asset disposal	(145)
Total Other Income (Expenses)	(4,086,761)
Net Loss	(3,570,108)
Preferred return to Class A member	(43,976)
NET LOSS ATTRIBUTABLE TO MEMBERS	$(3,614,084)

See accompanying notes to combined financial statements.

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

COMBINED STATEMENT OF COMPREHENSIVE LOSS
For the Year Ended December 31, 2012

NET LOSS	$(3,570,108)
OTHER COMPREHENSIVE INCOME
Unrealized gain on interest rate swap	48,593
Reclassification of interest expense	1,203,818
COMPREHENSIVE LOSS	(2,317,697)
Comprehensive loss attributable to Class A Member	(43,976)
COMPREHENSIVE LOSS ATTRIBUTABLE TO MEMBERS	$(2,361,673)

See accompanying notes to combined financial statements.

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
NVESTORS IV, LLC

COMBINED STATEMENT OF MEMBERS' EQUITY (DEFICIT)
For the Year Ended December 31, 2012

	Preferred Members	Common Members	Accumulated Other Comprehensive Income	Total Members' Deficit
MEMBERS' EQUITY (DEFICIT) - Beginning of Year	$400,000	$(22,144,698)	$(1,252,411)	$(22,997,109)

2012 net income (loss)	43,976	(3,614,084)	-	(3,570,108)
Other comprehensive income	-	-	1,252,411	1,252,411
Contributions	-	500,000	-	500,000
Distributions	(400,000)	(595,000)	-	(995,000)
Distributions of preferred return	(43,976)	-	-	(43,976)

MEMBERS' DEFICIT - End of Year	$-	$(25,853,782)	$-	$(25,853,782)

See accompanying notes to combined financial statements.

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

COMBINED STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(3,570,108)
Adjustments to reconcile net loss to net cash flows from operating activities:
Loss on fixed asset disposal	145
Depreciation and amortization	6,261,821
Changes in assets and liabilities:
Accounts receivable	212,319
Inventories	1,967
Prepaid expenses	(12,726)
Other current assets	16,700
Accounts payable	(141,448)
Accrued expenses	(85,352)
Accrued property taxes	6,287
Net Cash Flows from Operating Activities	2,689,605
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(74,692)
Net increase in cash reserves	(962,159)
Cash received from lease acquisition settlement	195,648
Net Cash Flows from Investing Activities	(841,203)
CASH FLOWS FROM FINANCING ACTIVITIES
Equity contributions	500,000
Principal payments on long-term debt	(6,307,949)
Proceeds from long-term debt	345,842
Proceeds of notes payable - related parties	5,525,000
Principal payments on notes payable - related parties	(173,977)
Preferred return payment to Class A member	(43,976)
Cash paid for deferred costs	(799,471)
Distributions to members	(995,000)
Net Cash Flows from Financing Activities	(1,949,531)
Net Change in Cash and Cash Equivalents	(101,129)
CASH AND CASH EQUIVALENTS - Beginning of Year	1,145,615
CASH AND CASH EQUIVALENTS - END OF YEAR	$1,044,486

SUPPLEMENTAL CASH FLOW DISCLOSURES
Cash paid for interest	$4,181,022

See accompanying notes to combined financial statements.

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
As of and for the Year Ended December 31, 2012

NOTE 1 - Summary of Significant Accounting Policies

Nature of Operations

Maple Grove Lodging Investors, LLC; Phoenix Southwest Lodging Investors I, LLC; Deer Valley Lodging Investors, LLC; Deer Valley Hotel Investors II, LLC; Omaha Downtown Lodging Investors III, LLC; and Omaha Downtown Lodging Investors IV, LLC (the "companies") are limited liability companies organized under the laws of the state Wisconsin for the purpose of developing, owning and operating hotels. Maple Grove Lodging Investors, LLC operates as a Hilton Garden Inn hotel in Maple Grove, Minnesota, pursuant to franchise license agreements with a franchise company that is part of Hilton Worldwide, Inc. Phoenix Southwest Lodging Investors I, LLC operates as a Courtyard by Marriott hotel in Phoenix, Arizona, pursuant to a franchise license agreement with a franchise company that is part of Marriott International, Inc. Deer Valley Lodging Investors, LLC and Deer Valley Hotel Investors II, LLC operate as a Hampton Inn & Suites hotel and Homewood Suites hotel, respectively, in Phoenix, Arizona,  pursuant to franchise license agreements with a franchise company that is part of Hilton Worldwide, Inc. Omaha Downtown Lodging Investors III, LLC and Omaha Downtown Lodging Investors IV, LLC operate as a Homewood Suites hotel and Hampton Inn & Suites hotel, respectively, in Omaha, Nebraska, pursuant to franchise license agreements with a franchise company that is part of Hilton Worldwide, Inc.

Principles of Combination

Due to common ownership, the accompanying combined financial statements include the accounts of the aforementioned entities as if they were a single entity. There were no transactions between the companies during 2012 that required elimination.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The companies consider all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. The companies maintain cash accounts which, at various times, exceed the federally insured limits of $250,000 per bank. The companies have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risks.

Cash Reserves

The companies maintain a reserve for replacements fund used to fund renovations and the replacement of fixed assets. As of December 31, 2012 the balance in the reserve for replacements fund was $2,285,700. Of this total, $1,954,995 is being held with the lender and withdrawals are subject to their approval. The companies also maintain a tax escrow account used to fund a portion of the real estate taxes. As of December 31, 2012 the balance in the tax escrow account was $282,652.

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
As of and for the Year Ended December 31, 2012

NOTE 1 - Summary of Significant Accounting Policies (cont.)

Accounts Receivable

Customer accounts receivable are reported at the amount management expects to collect from balances outstanding at year-end. Receivables primarily exist from nightly hotel occupancy. Balances are considered past due after 30 days and do not bear interest. Uncollectible balances are written off against bad debt expense when they become known. Management closely monitors outstanding balances and has not experienced historical losses from bad debt write-offs. As such, no allowance for doubtful accounts is considered necessary.

Inventories

Inventories consist primarily of food and beverage inventory and are valued at lower of cost, using the first-in, first-out (FIFO) method, or market.

Property and Equipment, Net

Property and equipment are stated at cost and depreciated using the straight-line method over their estimated useful lives. Major expenditures for property and equipment are capitalized. Maintenance, repairs, and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation are removed from the accounts and resulting gains or losses are included in income.

The companies have two lease agreements for land that expire in 2100. Lease acquisition fees of $4,342,055 are being amortized over the term of the leases. Accumulated amortization of these lease acquisition fees was $199,095 as of December 31, 2012.

Depreciation of property and equipment is provided over the following useful lives:

Years

Land improvements	15
Buildings and improvements	27-39
Furniture, fixtures and equipment	4-7

Deferred Costs, Net

Deferred costs consist of loan fees of $1,131,365 which are being amortized over the lives of the loans using the effective interest method. Accumulated amortization of these fees was $515,435 as of December 31, 2012.

Intangible Assets, Net

Intangible assets consist of franchise fees of $363,200 which are being amortized over the term of the franchise agreement. Accumulated amortization of these franchise fees was $152,147 as of December 31, 2012.

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
As of and for the Year Ended December 31, 2012

NOTE 1 - Summary of Significant Accounting Policies (cont.)

Impairment of Long-Lived Assets

The companies review long-lived assets, including property and equipment, for impairment whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be fully recoverable. An impairment loss would be recognized when the estimated future cash flows from the use of the asset are less than the carrying amount of that asset. In a period prior to 2012, an impairment loss of $1,800,000 was recorded to long-lived assets. There was no impairment during 2012.

Derivatives

As of December 31, 2012 the companies have five notes that are subject to interest rate swap or cap agreements. Accounting standards require companies to recognize all of their derivative instruments as either assets or liabilities in the balance sheet at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, whether the hedge is a cash flow hedge or a fair value hedge.

The companies use the derivatives to manage risks related to interest rate movements. Interest rate swap and cap contracts designated and qualifying as cash flow hedges are reported at fair value. The gain or loss on the effective portion of interest rate swaps and caps treated as cash flow hedges is included as a component of comprehensive loss. It is the policy of the companies to execute such contracts with creditworthy counterparties and evaluate the hedge effectiveness at the inception of and during the term of each swap and cap. The companies do not use derivatives for trading or speculative purposes. At December 31, 2012, the companies had five outstanding interest rate swap and cap agreements with banks. The swap and cap agreements have a notional principal balance totaling approximately $49,000,000 that expire in 2013 through 2015.

Preferred Members' Interest

Maple Grove Lodging Investors, LLC has two classes of members. A preferred return in an amount equal to 6.50% per annum of the outstanding Class A preferred capital balance is paid to the Class A member. The Class A return is to be paid as soon as the reasonable working capital needs of the company allow, however it shall be paid before calculation and distribution of Distribution Cash. During 2012, the remaining preferred capital balance of the Class A members was distributed.

Revenue Recognition

The companies recognize revenue from rooms as earned on the close of business each day. Revenues from advanced sales are recorded as deposits and are recognized after the obligation has been satisfied. Revenues do not include sales tax as the companies consider themselves a pass-through conduit for collecting and remitting sales taxes.

Advertising and Marketing Costs

The companies expense all advertising and marketing costs as incurred. Advertising and marketing expense was $1,585,819 during the year ended December 31, 2012.

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
As of and for the Year Ended December 31, 2012

NOTE 1 - Summary of Significant Accounting Policies (cont.)

Income Taxes

The companies have elected to be taxed as partnerships. As such, the companies' income, losses and credits are reflected on the income tax returns of the members. Therefore, no provision or liability for income taxes has been included in the accompanying combined financial statements.

The companies evaluate tax positions taken within their returns for any uncertainty on an annual basis. Uncertain tax positions can result in the recognition of additional liability, including any applicable fines and penalties, or additional disclosure. As of December 31, 2012, there were no uncertain tax positions identified by the companies requiring recognition of a liability or disclosure. Generally, the companies' tax returns for tax years 2009 and later remain subject to examination.

NOTE 2 - Property and Equipment

The major categories of property and equipment at December 31, 2012 are summarized as follows:

Land improvements	$9,794,073
Buildings and improvements	49,667,648
Furniture, fixtures and equipment	26,331,901
Land	6,436,999
Land lease acquisition costs	4,342,055
Subtotal	96,572,676
Less: Accumulated depreciation, amortization, and impairment	(35,685,498)
Subtotal	60,887,178
Construction in progress	3,248
Property and Equipment, Net	$60,890,426

NOTE 3 - Accrued Expenses

Accrued expenses consist of the following at December 31, 2012:

Advanced deposits	$23,458
Accrued wages	152,243
Accrued payroll, room and sales taxes	215,662
Accrued interest	293,510
Accrued interest - related party	85,743
Total Accrued Expenses	$770,616

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
As of and for the Year Ended December 31, 2012

NOTE 4 - Long-Term Debt

Long-term debt is summarized as follows:

Note payable - bank, payable in monthly installments of $48,376 including interest at 5.21%, with final payment due September 2012. This note was refinanced in September 2012 and is payable in monthly installments of fixed principal of $18,325 from October 1, 2012 - September 1, 2013, $18,950 from October 1, 2013 - September 1, 2014, and $19,600 from October 1, 2014 - September 1, 2015, plus interest at 2.75% plus one-month LIBOR (2.96% at December 31, 2012) with final payment due September 2015 of remaining principal and interest. Secured by a mortgage on Maple Grove Lodging Investors, LLC property, general business assets, and personal guarantee by member. As described in Note 1, this note is subject to a swap agreement which effectively fixes the interest rate of 3.29%.
$8,445,025
Note payable - bank, payable in monthly installments of fixed principal of $16,902 from January 1, 2009 - December 1, 2009, $68,907 from January 1, 2010 - December 1, 2010, and $69,337 from January 1, 2011 - December 1, 2011, plus interest at 1.55% plus one-month LIBOR with final payment due January 2012. The note was subject to a swap agreement which effectively fixed the interest rate at 6.76%. The note was refinanced in February 2012 and is payable in monthly installments of fixed principal of $23,070 from March 1, 2012 - February 1, 2013, $24,250 from March 1, 2013 - February 1, 2014, and $25,491 from March 1, 2014 - February 1, 2015, plus interest at 3.5% plus one-month LIBOR with a floor of 3.90% and a cap on the one-month LIBOR rate of 1.50% (3.90% at December 31, 2012) with final payment due February 2015 of remaining principal and interest. Secured by a mortgage on Phoenix Southwest Lodging Investors I, LLC property, general business assets, and personal guarantee by member.
10,576,830
Note payable - bank, payable in monthly installments of fixed principal of $1,701 from January 1, 2009 - December 1, 2009, $1,820 from January 1, 2010 - December 1, 2010, and $1,947 from January 1, 2011 - December 1, 2011, plus interest at 1.55% plus one-month LIBOR with final payment due January 2012. The note was subject to a swap agreement which effectively fixed the interest rate at 6.76%. The note was refinanced in February 2012 and is payable in monthly installments of fixed principal of $2,614 from March 1, 2012 - February 1, 2013, $2,748 from March 1, 2013 - February 1, 2014, and $2,888 from March 1, 2014 - February 1, 2015, plus interest at 3.5% plus one-month LIBOR with a floor of 3.90% and a cap on the one-month LIBOR rate of 1.50% (3.90% at December 31, 2012) with final payment due February 2015 of remaining principal and interest. Secured by a mortgage on Phoenix Southwest Lodging Investors I, LLC land, general business assets, and personal guarantee by member.
1,198,433

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
As of and for the Year Ended December 31, 2012

NOTE 4 - Long-Term Debt (cont.)

Note payable - bank, payable in monthly installments of $21,910 plus interest at 1.55% plus one-month LIBOR with final payment due January 2013. The note was refinanced in February 2012 and is payable in a one-time principal payment of $1,750,000 in February 2012 and monthly installments of $50,000, plus interest at 1.55% plus one-month LIBOR (1.76% at December 31, 2012) with final payment due December 2014 of remaining principal and interest. Secured by a mortgage on Deer Valley Lodging Investors, LLC property, general business assets, and personal guarantees by members. As described in Note 1, this note was subject to a swap agreement.  Subsequent to the refinance in February 2012, the company is required to pay fixed LIBOR interest at the swap rate of 4.28% plus 1.55% until January 2, 2013 (5.83% at December 31, 2012). Effective January 2, 2013, the note is subject to an interest rate of 3.5% plus one-month LIBOR, with a floor of 4.00%, and a cap on the one-month LIBOR rate of 2.00%.
$11,863,860
Note payable - bank, payable in monthly installments of $25,275 plus interest at 1.55% plus one-month LIBOR with final payment due January 2013.  The note was refinanced in February 2012 and is payable in a one-time principal payment of $1,750,000 in February 2012 and monthly installments of $50,000, plus interest at 1.55% plus one-month LIBOR (1.76% at December 31, 2012) with final payment due December 2014 of remaining principal and interest. Secured by a mortgage on Deer Valley Hotel Investors II, LLC property, general business assets, and personal guarantees by members. As described in Note 1, this note was subject to a swap agreement. Subsequent to the refinance in February 2012, the company is required to pay fixed LIBOR interest at the swap rate of 4.28% plus 1.55% until January 2, 2013 (5.83% at December 31, 2012). Effective January 2, 2013, the note is subject to an interest rate of 3.5% plus one-month LIBOR, with a floor of 4.00%, and a cap on the one-month LIBOR of 2.00%.
14,032,910
Note payable - bank, payable in 47 monthly installments of $85,180, including interest at 4.63% with final payment due January 2016 of remaining principal and interest. Secured by mortgage on Omaha Downtown Lodging Investors III, LLC property, general business assets, and personal guarantee by member.	13,749,827

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
As of and for the Year Ended December 31, 2012

NOTE 4 - Long-Term Debt (cont.)

Note payable - bank, payable in 47 monthly installments of $77,123, including interest at 4.63% with final payment due January 2016 of remaining principal and interest. Secured by mortgage on Omaha Downtown Lodging Investors IV, LLC property, general business assets, and personal guarantee by member.	$12,449,179
Total	72,316,064
Less: Current portion	(2,494,861)
Long-Term Portion	$69,821,203

Principal requirements on long-term debt for years ending after December 31, 2012 are as follows:

2013	$2,494,861
2014	26,051,159
2015	19,934,474
2016	23,835,570
Total	$72,316,064

NOTE 5 - Notes Payable - Related Parties

Note payable - related party, payable on demand with interest accruing at the Applicable Federal Rate on January 1 (.19% at December 31, 2012). Unsecured.	$2,825,000
Note payable - related party, payable on demand with interest accruing at the Applicable Federal Rate on January 1 (.19% at December 31, 2012). Unsecured.	130,000
Note payable - related party, payable on demand with interest accruing at the Applicable Federal Rate on January 1 (.19% at December 31, 2012). Unsecured.	660,000
Note payable - related party, payable on demand with interest accruing at the Applicable Federal Rate on January 1 (.19% at December 31, 2012). Unsecured.	3,760,000
Note payable - related party, payable on demand with interest accruing at the Applicable Federal Rate on January 1 (.19% at December 31, 2012). Unsecured.	4,262,000

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
As of and for the Year Ended December 31, 2012

NOTE 5 - Notes Payable - Related Parties (cont.)

Note payable - related party, payable on demand with interest accruing at the Applicable Federal Rate on January 1 (.19% at December 31, 2012). Unsecured.	$35,000
Note payable - related party, payable on demand with interest accruing at the Applicable Federal Rate on January 1 (.19% at December 31, 2012). Unsecured.	935,000
Note payable - related party, payable in semi-annual payments of interest only at 4.84% on May 15th and November 15, final payment of principal and accrued interest is due May 2022. Unsecured.	2,543,907
Note payable - related party, payable in semi-annual payments of interest only at 4.84% on May 15th and November 15, final payment of principal and accrued interest is due May 2022. Unsecured.	2,141,255
Total	17,292,162
Less: Current portion	(12,607,000)
Long-Term Portion	$4,685,162

Principal requirements on notes payable - related parties for years ending after December 31, 2012 are as follows:

2013	$12,607,000
2018 and thereafter	4,685,162
Total	$17,292,162

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
As of and for the Year Ended December 31, 2012

NOTE 6 - Combined Members' Deficit

Combined Members' Deficit is comprised of the following as of December 31, 2012:

	Deficit January 1, 2012	Comprehensive 2012 Net Income (Loss)	Distributions of Preferred Return	2012 Contributions (Distributions)	Deficit December 31, 2012
Maple Grove Lodging Investors, LLC ( * )	$(2,336,602)	$410,169	$(43,976)	$(510,000)	$(2,480,409)
Phoenix Southwest Lodging Investors I, LLC	(2,704,528)	(828,649)	-	-	(3,533,177)
Deer Valley Lodging Investors, LLC	(6,168,721)	(760,432)	-	-	(6,929,153)
Deer Valley Hotel Investors II, LLC	(4,133,330)	(946,003)	-	-	(5,079,333)
Omaha Downtown Lodging Investors III, LLC	(3,664,487)	(804,176)	-	500,000	(3,968,663)
Omaha Downtown Lodging Investors IV, LLC	(3,989,441)	611,394	-	(485,000)	(3,863,047)
Total	$(22,997,109)	$(2,317,697)	$(43,976)	$(495,000)	$(25,853,782)

* The deficit includes non-controlling interests for owners not related to the controlled group.

NOTE 7 - Related Party

North Central Management, Inc, an affiliate of the companies based on common ownership, provides management services to the companies for a percentage of gross revenues, as defined in the management agreement. Total fees paid by the companies to the affiliate were $655,946 during 2012. There were no material accrued management fees as of December 31, 2012.

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
As of and for the Year Ended December 31, 2012

NOTE 8 - Fair Value of Financial Instruments

As defined in the FASB Accounting Standards Codification, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the companies use various valuation methods including the market, income and cost approaches. The assumptions used in the application of these valuation methods are developed from the perspective of market participants pricing the asset or liability. Inputs used in the valuation methods can be either readily observable, market corroborated, or generally unobservable inputs. Whenever possible, the companies attempt to utilize valuation methods that maximize the use of observable inputs and minimizes the use of unobservable inputs. Based on the observability of the inputs used in the valuation methods, the company is required to provide the following information according to the fair value hierarchy. The fair value hierarchy ranks the quality and reliability of the information used to determine fair values. Assets and liabilities measured, reported and/or disclosed at fair value will be classified and disclosed in one of the following three categories:

Level 1 - Quoted market prices in active markets for identical assets or liabilities.

Level 2 - Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3 - Unobservable inputs that are not corroborated by market data.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis.

December 31, 2012
	Total	Level 1	Level 2	Level 3
Interest rate swaps and caps	$-	$-	$-	$-

The companies have interest rate swaps and caps as described in Note 4.

The following is a reconciliation of the beginning and ending balance of financial assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the year ended December 31, 2012:

Balance - December 31, 2011	$(1,252,411)
Unrealized gain on interest rate swap	48,593
Reclassification of interest expense	1,203,818
Balance - December 31, 2012	$-

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
As of and for the Year Ended December 31, 2012

NOTE 8 - Fair Value of Financial Instruments (cont.)

The companies' short-term financial instruments consist of cash and cash equivalents, receivables, cash reserves, and accounts payable. The carrying values of these short-term financial instruments approximate their estimated fair values based on the instruments' short-term nature.

Fair value of the companies' derivative instruments are the estimated amounts that the companies would receive or pay, to sell or transfer to another entity with the same credit standing, these agreements at the reporting date, taking into account current interest rates and the creditworthiness of the counterparty for assets, and creditworthiness of the companies for liabilities.

Carrying value of the companies' variable rate long-term debt approximates fair value because interest rates on the variable rate debt change as the underlying market rates change. Carrying value of the companies' fixed rate debt is considered to approximate fair value as there is no separate market for the debt and the loans cannot be settled by the companies for amounts different than the recorded amounts.

NOTE 9 - Lease Commitments

The companies lease land under an operating lease expiring in 2100. Minimum future lease payments under the noncancelable operating lease as of December 31, 2012 are as follows:

2013	$72,603
2014	72,603
2015	72,603
2016	77,765
2017	79,863
2018 and thereafter	15,719,868
Total Minimum Future Lease Payments	$16,095,305

NOTE 10 - Subsequent Event

The companies have evaluated subsequent events through August 12, 2013, the date that the financial statements were available to be issued, for events requiring recording or disclosure in the companies' combined financial statements.

During 2013, the six companies entered into individual contracts to sell the properties to an unrelated party in an arms length transaction. The sales were completed as of July 26, 2013. Each contract selling price is greater than the net book value of the property. The proceeds will be used to retire the long-term debt and satisfy other liabilities with the remaining assets distributed to the members according to the operating agreements.

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

COMBINED BALANCE SHEETS (UNAUDITED)
As of June 30, 2013 and 2012

ASSETS
	June 30, 2013	June 30, 2012
CURRENT ASSETS
Cash and cash equivalents	$1,629,351	$1,460,006
Cash reserves	3,005,644	2,078,975
Accounts receivable	896,041	873,575
Inventories	22,873	20,881
Prepaid expenses	20,993	21,965
Other current assets	4,515	4,515
Assets held for sale	58,807,333	-
Total Current Assets	64,386,750	4,459,917
PROPERTY AND EQUIPMENT, NET	-	63,745,453
OTHER ASSETS
Deferred costs, net	498,445	604,705
Intangible assets, net	199,446	224,159
Total Other Assets	697,891	828,864
TOTAL ASSETS	$65,084,641	$69,034,234

LIABILITIES AND MEMBERS' DEFICIT

CURRENT LIABILITIES
Current maturities of long term debt	$2,524,315	$2,437,552
Current maturities of notes payable - related parties	13,212,000	11,592,000
Accounts payable	702,291	693,532
Accrued expenses	855,837	994,263
Accrued property taxes	801,709	827,113
Derivative liability	-	705,158
Total Current Liabilities	18,096,152	17,249,618
LONG-TERM LIABILITIES
Long-term debt	68,550,933	70,729,381
Notes payable - related parties	4,685,162	4,685,162
Total Long-Term Liabilities	73,236,095	75,414,543
Total Liabilities	91,332,247	92,664,161
MEMBERS' DEFICIT	(26,247,606)	(23,629,927)
TOTAL LIABILITIES AND MEMBERS' DEFICIT	$65,084,641	$69,034,234

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)
For the Periods From January 1, 2013 to June 30, 2013 and January 1, 2012 to June 30, 2012

	June 30, 2013	June 30, 2012
REVENUES
Rooms	$11,342,970	$11,108,013
Food and beverage	566,290	513,132
Other	48,925	44,928
Total Revenues	11,958,185	11,666,073
COSTS AND EXPENSES
Rooms	996,668	979,795
Food and beverage	605,536	603,648
Advertising and marketing	841,593	853,158
General and administrative	2,828,616	2,708,509
Utilities	497,074	463,562
Repairs and maintenance	477,813	482,499
Franchise and management fees	911,391	875,419
Taxes, insurance, and other	741,660	780,875
Depreciation and amortization	2,246,090	3,190,180
Land lease	36,310	36,310
Total Costs and Expenses	10,182,751	10,973,955
OPERATING INCOME	1,775,434	692,118
OTHER INCOME (EXPENSES)
Interest expense	(1,568,304)	(2,167,923)
Interest income	1,063	1,511
Other expense	(26,933)	(9,584)
Loss on fixed asset disposal	(84)	-
Total Other Income (Expenses)	(1,594,258)	(2,175,996)
NET INCOME (LOSS)	181,176	(1,483,878)
Preferred return to Class A member	-	(35,104)
NET INCOME (LOSS) ATTRIBUTABLE TO MEMBERS	$181,176	$(1,518,982)

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

COMBINED STATEMENTS OF COMPREHENSIVE LOSS (UNAUDITED)
For the Periods From January 1, 2013 to June 30, 2013 and January 1, 2012 to June 30, 2012

	June 30, 2013	June 30, 2012
NET INCOME (LOSS)	$181,176	$(1,483,878)
OTHER COMPREHENSIVE INCOME (LOSS)
Unrealized loss on interest rate swap	-	(54,208)
Reclassification of interest expense	-	601,461
COMPREHENSIVE INCOME (LOSS)	181,176	(936,625)
Comprehensive loss attributable to Class A Member	-	(35,104)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO MEMBERS	$181,176	$(971,729)

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

COMBINED STATEMENTS OF MEMBERS' EQUITY (DEFICIT) (UNAUDITED)
For the Periods From January 1, 2013 to June 30, 2013 and January 1, 2012 to June 30, 2012

	Preferred Members	Common Members	Accumulated Other Comprehensive Income	Total Members' Deficit
MEMBERS' EQUITY (DEFICIT) - January 1, 2012	$400,000	$(22,144,698)	$(1,252,411)	$(22,997,109)

2012 net income (loss)	35,104	(1,518,982)	-	(1,483,878)
Other comprehensive income	-	-	547,253	547,253
Contributions	-	500,000	-	500,000
Distributions	(61,089)	(100,000)	-	(161,089)
Distributions of preferred return	(35,104)	-	-	(35,104)
MEMBERS' EQUITY (DEFICIT) - June 30, 2012	$338,911	$(23,263,680)	$(705,158)	$(23,629,927)

MEMBERS' DEFICIT - January 1, 2013	$-	$(25,853,782)	$-	$(25,853,782)

2013 net income (loss)	-	181,176	-	181,176
Distributions	-	(575,000)	-	(575,000)
MEMBERS' DEFICIT - June 30, 2013	$-	$(26,247,606)	$-	$(26,247,606)

MAPLE GROVE LODGING INVESTORS, LLC; PHOENIX SOUTHWEST LODGING INVESTORS I, LLC;
DEER VALLEY LODGING INVESTORS, LLC; DEER VALLEY HOTEL INVESTORS II, LLC;
OMAHA DOWNTOWN LODGING INVESTORS III, LLC; AND OMAHA DOWNTOWN LODGING
INVESTORS IV, LLC

COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)
For the Periods From January 1, 2013 to June 30, 2013 and January 1, 2012 to June 30, 2012

	June 30, 2013	June 30, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$181,176	$(1,483,878)
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Loss on fixed asset disposal	84	-
Depreciation and amortization	2,246,090	3,190,180
Changes in assets and liabilities:
Accounts receivable	(672,118)	(437,333)
Inventories	(339)	3,620
Prepaid expenses	109,757	96,060
Other current assets	-	16,700
Accounts payable	274,899	139,472
Accrued expenses	85,221	138,295
Accrued property taxes	35,509	67,200
Net Cash Flows from Operating Activities	2,260,279	1,730,316
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(24,711)	(6,010)
Net increase in cash reserves	(437,292)	(472,782)
Cash received from lease acquisition settlement	-	195,648
Net Cash Flows from Investing Activities	(462,003)	(283,144)
CASH FLOWS FROM FINANCING ACTIVITIES
Equity contributions	-	500,000
Principal payments on long-term debt	(1,240,816)	(5,111,238)
Proceeds of notes payable - related parties	625,000	4,475,000
Principal payments on notes payable - related parties	(20,000)	(138,977)
Preferred return payment to Class A member	-	(35,104)
Cash paid for deferred costs	(2,595)	(661,373)
Distributions to members	(575,000)	(161,089)
Net Cash Flows from Financing Activities	(1,213,411)	(1,132,781)
Net Change in Cash and Cash Equivalents	584,865	314,391
CASH AND CASH EQUIVALENTS - Beginning of Period	1,044,486	1,145,615
CASH AND CASH EQUIVALENTS - END OF PERIOD	$1,629,351	$1,460,006

SUPPLEMENTAL CASH FLOW DISCLOSURES
Cash paid for interest	$1,620,264	$2,208,658

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2013 (unaudited)
(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. gives effect to the following hotel acquisitions:

		Gross Purchase
Franchise	Location	Price (millions)	Actual Acquisition Date

North Central Hotels Portfolio (6 Hotels):
Hilton Garden Inn	Maple Grove, MN	$12.7	July 26, 2013
Hampton Inn & Suites	Phoenix North/Happy Valley, AZ	8.6	July 26, 2013
Homewood Suites	Phoenix North/Happy Valley, AZ	12.0	July 26, 2013
Courtyard	Phoenix, AZ	10.8	July 26, 2013
Hampton Inn & Suites	Omaha, NE	19.8	July 26, 2013
Homewood Suites	Omaha, NE	17.6	July 26, 2013
		$81.5

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements.  The hotels acquired will be managed by North Central Hospitality, LLC, under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Ten, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2013 nor does it purport to represent the future financial position of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of June 30, 2013 (unaudited)
(In thousands, except share data)

	Company
	Historical	Pro forma		Total
	Balance Sheet	Adjustments		Pro forma

ASSETS
Investment in hotel properties, net	$574,681	$82,255	(A)	$656,936
Energy investment	80,210	-		80,210
Cash and cash equivalents	64,137	(63,137)	(D)	1,000
Other assets	21,945	317	(C)	22,262
Total Assets	$740,973	$19,435		$760,408

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Notes payable	$80,374	$-		$80,374
Accounts payable and accrued expenses	7,236	351	(C)	7,587
Total Liabilities	87,610	351		87,961

Preferred stock, authorized 30,000,000 shares	-	-		-
Series A preferred stock, no par value, authorized 400,000,000 shares	-	-		-
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	-		48
Common stock, no par value, authorized 400,000,000 shares	725,916	20,809	(E)	746,725
Distributions greater than net income	(72,601)	(1,725)	(B)	(74,326)
Total Shareholders' Equity	653,363	19,084		672,447
Total Liabilities and Shareholders' Equity	$740,973	$19,435		$760,408

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)  The estimated total purchase price for the six properties that have been purchased after June 30, 2013 consists of the following.  This purchase price allocation is preliminary and subject to change.

(In thousands)	Maple Grove, MN Hilton Garden Inn	Phoenix North/ Happy Valley, AZ Hampton Inn & Suites	Phoenix North/ Happy Valley, AZ Homewood Suites	Phoenix, AZ Courtyard	Omaha, NE Hampton Inn & Suites	Omaha, NE Homewood Suites	Total Combined

Purchase price per contract	$12,675	$8,600	$12,025	$10,800	$19,775	$17,625	$81,500
Other capitalized costs (credits) incurred	135	135	135	80	135	135	755
Investment in hotel properties	12,810	8,735	12,160	10,880	19,910	17,760	82,255	(A)

Acquisition fee payable to Apple Suites Realty
Group (2% of purchase price per contract)	254	172	241	216	396	353	1,632	(B)
Other acquisition related costs	12	7	9	21	23	21	93	(B)
Net other assets/(liabilities) assumed	71	(75)	(79)	(122)	94	77	(34)	(C)
Total purchase price	$13,147	$8,839	$12,331	$10,995	$20,423	$18,211	$83,946

Less: Cash on hand at June 30, 2013							(64,137)
Plus: Working capital requirements							1,000
							(63,137)	(D)

Equity proceeds needed for acquisitions							$20,809	(E)

(B)  Represents costs incurred to complete the acquisition, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of the purchase price per contract.

(C)  Represents other assets and liabilities assumed in the acquisition of the hotel including, operational charges and credits and prepaid and accrued property taxes.

(D)  Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisition.

(E)  Represents the issuance of additional shares required to fund acquisitions.

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Statements of Operations (unaudited)
For the Year Ended December 31, 2012 and Six Months Ended June 30, 2013
(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Ten, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

McKibbon Hotel Portfolio (1 Hotel):
Homewood Suites	Gainesville, FL	$14.6	January 27, 2012

Marriott	Fairfax, VA	34.0	March 15, 2013

North Central Hotels Portfolio (6 Hotels):
Hilton Garden Inn	Maple Grove, MN	12.7	July 26, 2013
Hampton Inn & Suites	Phoenix North/Happy Valley, AZ	8.6	July 26, 2013
Homewood Suites	Phoenix North/Happy Valley, AZ	12.0	July 26, 2013
Courtyard	Phoenix, AZ	10.8	July 26, 2013
Hampton Inn & Suites	Omaha, NE	19.8	July 26, 2013
Homewood Suites	Omaha, NE	17.6	July 26, 2013

	Total	$130.1

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements.  The hotels acquired will be managed by affiliates of MHH Management, LLC, North Central Hospitality, LLC and White Lodging Services Corporation, under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Ten, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Ten, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2012, or the date the hotel began operations nor does it purport to represent the future financial results of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and is qualified in its entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the twelve months ended December 31, 2012
(In thousands, except per share data)

	Company
	Historical	Gainesville, FL		North Central
	Statement of	Homewood	Fairfax, VA	Hotels	Pro forma		Total
	Operations	Suites Hotel (A)	Marriott (A)	Portfolio (A)	Adjustments		Pro forma

Revenue:
Room revenue	$106,759	$128	$10,068	$20,562	$-		$137,517
Other revenue	10,907	2	3,207	1,148	-		15,264
Total revenue	117,666	130	13,275	21,710	-		152,781

Expenses
Operating expenses	57,609	84	7,372	6,589	-		71,654
General and administrative	4,408	49	1,381	5,212	-		11,050
Management and franchise fees	8,339	9	1,226	1,628	-		11,202
Property taxes, insurance and other	8,067	10	786	1,503	-		10,366
Acquisition related costs	1,582	-	-	-	2,596	(G)	4,178
Depreciation of real estate owned	15,795	-	678	6,261	(6,939)	(B)	19,027
					3,232	(C)
Investment income	(246)	-	-	-	201	(D)	(45)
Interest expense	4,728	56	1,106	4,087	(5,193)	(D)	4,784
Total expenses	100,282	208	12,549	25,280	(6,103)		132,216

Income tax expense	305	-	-	-	-	(F)	305

Net income (loss)	$17,079	$(78)	$726	$(3,570)	$6,103		$20,260

Basic and diluted earnings per common share	$0.31						$0.34

Weighted average common shares outstanding - basic and diluted	54,888				4,263	(E)	59,151

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the six months ended June 30, 2013
(In thousands, except per share data)

	Company
	Historical		North Central
	Statement of	Fairfax, VA	Hotels	Pro forma		Total
	Operations	Marriott (A)	Portfolio (A)	Adjustments		Pro forma

Revenue:
Room revenue	$64,481	$1,810	$11,343	$-		$77,634
Other revenue	7,327	556	615	-		8,498
Total revenue	71,808	2,366	11,958	-		86,132

Expenses
Operating expenses	34,541	1,453	3,419	-		39,413
General and administrative	2,186	250	2,829	-		5,265
Management and franchise fees	5,294	219	911	-		6,424
Property taxes, insurance and other	4,863	148	778	-		5,789
Acquisition related costs	1,969	-	-	(908)	(G)	1,061
Depreciation of real estate owned	9,334	122	2,246	(2,368)	(B)	10,688
				1,354	(C)
Investment income	(934)	-	-	198	(D)	(736)
Interest expense	2,324	236	1,594	(1,830)	(D)	2,324
Total expenses	59,577	2,428	11,777	(3,554)		70,228

Income tax expense	157	-	-	-	(F)	157

Net income (loss)	$12,074	$(62)	$181	$3,554		$15,747

Basic and diluted earnings per common share	$0.18					$0.23

Weighted average common shares outstanding - basic and diluted	67,981			308	(E)	68,289

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)  Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2012 for the respective period prior to acquisition by the Company.

(B)  Represents elimination of historical depreciation and amortization expense of the acquired properties.

(C)  Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(D)  Investment income has been adjusted for funds used to acquire properties as of January 1, 2012, or the dates the hotels began operations.  Interest expense related to prior owner’s debt which was not assumed has been eliminated.

(E)  Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2012, or the dates the hotels began operations.

(F)  Estimated federal income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(G)  Represents costs incurred to complete acquisitions, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of the purchase price per contract.  These costs have been adjusted for hotel acquisitions on the latter of January 1, 2012 or the dates the hotels began operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Ten, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

August 30, 2013